Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

March 31, 2014

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Net income return on average equity excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of net income return on equity. Measuring net income return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring net income return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

* Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$352.5	$310.4	$201.2	$179.8	$272.4	Insurance Services	$56.7	$83.9	$78.3	$61.4	$48.8
35.8	55.5	61.3	64.0	79.3	Asset Management	16.4	19.5	21.9	20.7	17.2
(77.9)	(87.8)	(71.0)	(60.4)	(38.7)	Other	(7.7)	(11.0)	(18.4)	(3.6)	(5.7)

310.4	278.1	191.5	183.4	313.0	Total income before income taxes	65.4	92.4	81.8	78.5	60.3
104.9	92.2	54.8	44.9	84.5	Income taxes	15.3	27.4	22.8	20.8	13.5

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$50.1	$65.0	$59.0	$57.7	$46.8

					Net income per common share:
$4.20	$3.97	$3.05	$3.13	$5.16	Basic	$1.14	$1.48	$1.33	$1.30	$1.05
4.19	3.95	3.04	3.12	5.13	Diluted	1.13	1.46	1.32	1.30	1.05

					Share data:
48,932,908	46,774,277	44,876,650	44,283,771	44,243,364	Basic weighted-average	43,896,627	44,051,958	44,271,160	44,257,095	44,426,153
49,044,543	47,006,228	45,016,070	44,359,891	44,527,405	Diluted weighted-average	44,381,944	44,493,139	44,610,358	44,398,120	44,500,049
47,744,524	46,159,387	44,268,859	44,419,448	44,126,389	At period end	43,748,487	44,126,389	43,995,153	44,149,730	44,323,664

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$50.1	$65.0	$59.0	$57.7	$46.8
(12.0)	—	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—
(17.3)	(32.1)	(4.5)	(5.4)	(9.4)	After-tax net capital losses	(0.7)	(1.3)	(5.5)	(1.6)	(1.0)

$234.8	$218.0	$141.2	$143.9	$237.9	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$50.8	$66.3	$64.5	$59.3	$47.8

$(26.9)	$(51.6)	$(6.9)	$(8.7)	$(15.7)	Net capital losses	$(1.1)	$(2.8)	$(8.7)	$(2.6)	$(1.6)
(9.6)	(19.5)	(2.4)	(3.3)	(6.3)	Tax benefit on net capital losses	(0.4)	(1.5)	(3.2)	(1.0)	(0.6)

$(17.3)	$(32.1)	$(4.5)	$(5.4)	$(9.4)	After-tax net capital losses	$(0.7)	$(1.3)	$(5.5)	$(1.6)	$(1.0)

					Net income per diluted common share:
$4.19	$3.95	$3.04	$3.12	$5.13	Net income	$1.13	$1.46	$1.32	$1.30	$1.05
(0.25)	—	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—
(0.35)	(0.68)	(0.10)	(0.12)	(0.21)	After-tax net capital losses	(0.01)	(0.03)	(0.13)	(0.04)	(0.02)

$4.79	$4.63	$3.14	$3.24	$5.34	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$1.14	$1.49	$1.45	$1.34	$1.07

$1,721.0	$1,894.6	$1,990.4	$2,169.0	$2,152.8	Shareholders’ equity	$2,227.9	$2,152.8	$2,117.2	$2,077.0	$2,187.6
71.4	160.9	235.1	309.3	134.7	Accumulated other comprehensive income	184.9	134.7	121.7	127.3	286.1

$1,649.6	$1,733.7	$1,755.3	$1,859.7	$2,018.1	Shareholders’ equity excluding accumulated other comprehensive income	$2,043.0	$2,018.1	$1,995.5	$1,949.7	$1,901.5

13.3%	10.3%	7.0%	6.7%	10.6%	Net income return on average equity	9.1%	12.2%	11.3%	10.8%	8.6%
12.9	11.0	7.8	7.7	11.8	Net income return on average equity (excluding accumulated other comprehensive income)	9.9	13.0	12.0	12.0	10.0
14.7	12.9	8.1	8.0	12.3	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital losses and accumulated other comprehensive income)	10.0	13.2	13.1	12.3	10.2

					Book value per common share:
$36.05	$41.04	$44.96	$48.83	$48.79	Including accumulated other comprehensive income	$50.93	$48.79	$48.12	$47.04	$49.36
1.50	3.48	5.31	6.96	3.06	Accumulated other comprehensive income	4.23	3.06	2.76	2.88	6.46

$34.55	$37.56	$39.65	$41.87	$45.73	Excluding accumulated other comprehensive income	$46.70	$45.73	$45.36	$44.16	$42.90

3,150	3,091	2,974	2,875	2,702	Number of employees	2,733	2,702	2,662	2,674	2,766
*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,101.9	$2,097.7	$2,153.3	$2,163.9	$2,124.3	Premiums	$510.1	$528.6	$524.4	$535.1	$536.2
108.5	116.5	115.5	114.7	121.6	Administrative fees	31.6	32.0	30.5	30.4	28.7
586.5	602.5	612.8	628.5	629.9	Net investment income	150.6	160.8	155.8	154.1	159.2
					Net capital losses:
(5.9)	(0.7)	(1.8)	(3.2)	(1.1)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	—	(0.1)	(0.4)	(0.3)	(0.3)
(21.0)	(50.9)	(5.1)	(5.5)	(14.6)	All other net capital losses	(1.1)	(2.7)	(8.3)	(2.3)	(1.3)

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Total net capital losses	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

2,770.0	2,765.1	2,874.7	2,898.4	2,860.1	Total revenues	691.2	718.6	702.0	717.0	722.5

					Benefits and expenses:
1,575.7	1,619.8	1,771.2	1,793.0	1,655.4	Benefits to policyholders	401.1	394.5	395.0	424.1	441.8
145.6	158.4	161.0	171.3	176.4	Interest credited	43.5	45.6	43.9	40.3	46.6
476.2	446.2	471.2	470.5	442.6	Operating expenses	113.1	118.3	114.8	104.4	105.1
202.0	206.1	218.7	203.7	207.9	Commissions and bonuses	51.8	51.4	51.9	50.8	53.8
34.2	34.7	36.7	37.5	35.3	Premium taxes	9.1	7.6	9.1	9.1	9.5
39.2	38.9	38.9	39.9	34.4	Interest expense	8.4	8.7	8.6	8.6	8.5
(76.7)	(76.0)	(81.7)	(71.4)	(76.9)	Deferral of acquisition costs	(20.2)	(19.0)	(19.8)	(17.4)	(20.7)
63.4	58.9	67.2	70.5	72.0	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	19.0	19.1	16.7	18.6	17.6

2,459.6	2,487.0	2,683.2	2,715.0	2,547.1	Total benefits and expenses	625.8	626.2	620.2	638.5	662.2

310.4	278.1	191.5	183.4	313.0	Income before income taxes	65.4	92.4	81.8	78.5	60.3

104.9	92.2	54.8	44.9	84.5	Income taxes	15.3	27.4	22.8	20.8	13.5

205.5	185.9	136.7	138.5	228.5	Net income	50.1	65.0	59.0	57.7	46.8

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
210.8	100.5	103.4	71.4	(205.3)	Net unrealized capital gains (losses) on securities available-for-sale	51.2	(29.3)	(7.8)	(151.0)	(17.2)
3.5	(9.6)	(5.9)	(3.6)	(4.5)	Reclassification adjustment for net capital (gains) losses included in net income	(0.9)	(0.7)	0.3	(2.9)	(1.2)
					Employee benefit plans:
8.4	(5.0)	(26.6)	—	41.2	Prior service credit (cost) and net gains (losses) arising during the period, net	(0.4)	41.2	—	—	—
4.9	3.6	3.3	6.4	(6.0)	Reclassification adjustment for amortization to net periodic pension (credit) cost, net	0.3	1.8	1.9	(4.9)	(4.8)

227.6	89.5	74.2	74.2	(174.6)	Total	50.2	13.0	(5.6)	(158.8)	(23.2)

$433.1	$275.4	$210.9	$212.7	$53.9	Comprehensive income (loss)	$100.3	$78.0	$53.4	$(101.1)	$23.6

					Statutory data - insurance subsidiaries:
$375.0	$317.4	$185.1	$182.3	$272.8	Net gain from operations before federal income taxes and realized capital gains (losses)	$50.6	$90.5	$87.0	$66.4	$28.9
251.4	202.4	143.1	138.8	197.9	Net gain from operations after federal income taxes and before realized capital gains (losses)	40.9	75.1	56.1	42.3	24.4
1,243.2	1,226.8	1,193.1	1,259.6	1,359.0	Capital and surplus	1,357.5	1,359.0	1,294.1	1,268.8	1,266.6
89.7	95.6	107.2	117.5	127.5	Asset valuation reserve	129.8	127.5	136.2	132.8	120.3

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,890.2	$1,892.9	$1,973.0	$1,980.6	$1,926.9	Employee Benefits	$459.4	$479.0	$474.7	$487.0	$486.2
177.0	163.3	172.3	176.6	190.5	Individual Disability	48.1	48.5	48.3	46.7	47.0

2,067.2	2,056.2	2,145.3	2,157.2	2,117.4	Insurance Services	507.5	527.5	523.0	533.7	533.2
34.7	41.5	8.0	6.7	6.9	Asset Management	2.6	1.1	1.4	1.4	3.0

2,101.9	2,097.7	2,153.3	2,163.9	2,124.3	Total premiums	510.1	528.6	524.4	535.1	536.2

					Administrative fees:
8.0	9.3	12.0	13.7	15.1	Employee Benefits	4.2	4.4	3.8	3.4	3.5
0.3	0.3	0.3	0.2	0.2	Individual Disability	—	—	0.1	0.1	—

8.3	9.6	12.3	13.9	15.3	Insurance Services	4.2	4.4	3.9	3.5	3.5
114.1	121.5	119.9	118.8	124.9	Asset Management	32.2	32.2	31.3	31.5	29.9
(13.9)	(14.6)	(16.7)	(18.0)	(18.6)	Other	(4.8)	(4.6)	(4.7)	(4.6)	(4.7)

108.5	116.5	115.5	114.7	121.6	Total administrative fees	31.6	32.0	30.5	30.4	28.7

					Net investment income:
285.6	286.3	288.6	286.0	267.8	Employee Benefits	62.4	66.4	65.8	67.0	68.6
49.5	52.6	52.7	53.7	52.8	Individual Disability	13.1	13.3	13.2	12.9	13.4

335.1	338.9	341.3	339.7	320.6	Insurance Services	75.5	79.7	79.0	79.9	82.0
234.0	251.0	262.7	278.6	293.2	Asset Management	69.5	75.8	73.4	70.7	73.3
17.4	12.6	8.8	10.2	16.1	Other	5.6	5.3	3.4	3.5	3.9

586.5	602.5	612.8	628.5	629.9	Total net investment income	150.6	160.8	155.8	154.1	159.2

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Net capital losses	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

2,770.0	2,765.1	2,874.7	2,898.4	2,860.1	Total revenues	691.2	718.6	702.0	717.0	722.5

					Benefits and expenses:
1,875.9	1,925.1	2,117.7	2,150.5	1,993.4	Employee Benefits	487.4	482.6	475.7	510.8	524.3
182.2	169.2	180.0	180.5	187.5	Individual Disability	43.1	45.1	51.9	44.9	45.6

2,058.1	2,094.3	2,297.7	2,331.0	2,180.9	Insurance Services	530.5	527.7	527.6	555.7	569.9
347.0	358.5	329.3	340.1	345.7	Asset Management	87.9	89.6	84.2	82.9	89.0
54.5	34.2	56.2	43.9	20.5	Other	7.4	8.9	8.4	(0.1)	3.3

2,459.6	2,487.0	2,683.2	2,715.0	2,547.1	Total benefits and expenses	625.8	626.2	620.2	638.5	662.2

					Income (loss) before income taxes:
307.9	263.4	155.9	129.8	216.4	Employee Benefits	38.6	67.2	68.6	46.6	34.0
44.6	47.0	45.3	50.0	56.0	Individual Disability	18.1	16.7	9.7	14.8	14.8

352.5	310.4	201.2	179.8	272.4	Insurance Services	56.7	83.9	78.3	61.4	48.8
35.8	55.5	61.3	64.0	79.3	Asset Management	16.4	19.5	21.9	20.7	17.2
(77.9)	(87.8)	(71.0)	(60.4)	(38.7)	Other	(7.7)	(11.0)	(18.4)	(3.6)	(5.7)

310.4	278.1	191.5	183.4	313.0	Total income before income taxes	65.4	92.4	81.8	78.5	60.3
104.9	92.2	54.8	44.9	84.5	Income taxes	15.3	27.4	22.8	20.8	13.5

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$50.1	$65.0	$59.0	$57.7	$46.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,067.2	$2,056.2	$2,145.3	$2,157.2	$2,117.4	Premiums	$507.5	$527.5	$523.0	$533.7	$533.2
8.3	9.6	12.3	13.9	15.3	Administrative fees	4.2	4.4	3.9	3.5	3.5
335.1	338.9	341.3	339.7	320.6	Net investment income	75.5	79.7	79.0	79.9	82.0

2,410.6	2,404.7	2,498.9	2,510.8	2,453.3	Total revenues	587.2	611.6	605.9	617.1	618.7

					Benefits and expenses:
1,530.3	1,566.4	1,750.9	1,773.3	1,637.7	Benefits to policyholders	396.4	390.7	391.2	419.8	436.0
4.7	4.8	4.6	4.2	4.3	Interest credited	0.7	1.5	0.6	1.3	0.9
333.9	331.8	338.7	349.1	340.0	Operating expenses	84.2	87.5	86.1	84.3	82.1
169.8	175.7	185.1	172.7	174.2	Commissions and bonuses	44.4	42.3	43.5	42.5	45.9
34.2	34.5	36.6	37.5	35.2	Premium taxes	9.1	7.5	9.1	9.1	9.5
(57.9)	(61.3)	(64.5)	(55.9)	(60.3)	Deferral of acquisition costs	(17.1)	(14.8)	(15.4)	(13.2)	(16.9)
43.1	42.4	46.3	50.1	49.8	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	12.8	13.0	12.5	11.9	12.4

2,058.1	2,094.3	2,297.7	2,331.0	2,180.9	Total benefits and expenses	530.5	527.7	527.6	555.7	569.9

$352.5	$310.4	$201.2	$179.8	$272.4	Income before income taxes	$56.7	$83.9	$78.3	$61.4	$48.8

					Statistics (% of total premiums):
16.2%	16.1%	15.8%	16.2%	16.1%	Operating expenses	16.6%	16.6%	16.5%	15.8%	15.4%
17.1	15.1	9.4	8.3	12.9	Income before income taxes	11.2	15.9	15.0	11.5	9.2

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$819.6	$835.7	$892.6	$883.7	$849.7	Life and AD&D	$200.2	$209.4	$210.4	$214.5	$215.4
825.6	799.9	803.3	801.4	783.0	LTD	189.2	193.4	191.3	198.0	200.3
205.7	203.7	208.0	212.6	229.0	STD	54.3	57.1	56.4	59.6	55.9
79.5	81.5	81.6	78.9	78.3	Other	19.2	20.2	19.8	19.2	19.1
(40.2)	(27.9)	(12.5)	4.0	(13.1)	Experience rated refunds	(3.5)	(1.1)	(3.2)	(4.3)	(4.5)

1,890.2	1,892.9	1,973.0	1,980.6	1,926.9	Total premiums	459.4	479.0	474.7	487.0	486.2
8.0	9.3	12.0	13.7	15.1	Administrative fees	4.2	4.4	3.8	3.4	3.5
285.6	286.3	288.6	286.0	267.8	Net investment income	62.4	66.4	65.8	67.0	68.6

2,183.8	2,188.5	2,273.6	2,280.3	2,209.8	Total revenues	526.0	549.8	544.3	557.4	558.3

					Benefits and expenses:
1,407.6	1,457.3	1,635.0	1,657.1	1,515.9	Benefits to policyholders	370.4	362.8	356.0	390.2	406.9
4.7	4.8	4.6	4.2	4.3	Interest credited	0.7	1.5	0.6	1.3	0.9
308.8	306.2	312.3	323.6	313.3	Operating expenses	77.4	80.5	79.0	77.9	75.9
122.7	129.9	137.1	125.1	126.7	Commissions and bonuses	33.3	30.2	30.4	31.1	35.0
31.0	31.1	33.0	33.6	31.3	Premium taxes	8.1	6.6	8.1	8.1	8.5
(21.8)	(25.5)	(27.4)	(18.3)	(22.2)	Deferral of acquisition costs	(8.2)	(5.8)	(4.4)	(3.6)	(8.4)
22.9	21.3	23.1	25.2	24.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	5.7	6.8	6.0	5.8	5.5

1,875.9	1,925.1	2,117.7	2,150.5	1,993.4	Total benefits and expenses	487.4	482.6	475.7	510.8	524.3

$307.9	$263.4	$155.9	$129.8	$216.4	Income before income taxes	$38.6	$67.2	$68.6	$46.6	$34.0

					Benefit ratio (including interest credited):
64.7%	66.8%	72.1%	72.9%	68.8%	% of total revenues	70.6%	66.3%	65.5%	70.2%	73.0%
74.7	77.2	83.1	83.9	78.9	% of total premiums	80.8	76.1	75.1	80.4	83.9

					Statistics (% of total premiums):
16.3%	16.2%	15.8%	16.3%	16.3%	Operating expenses	16.8%	16.8%	16.6%	16.0%	15.6%
16.3	13.9	7.9	6.6	11.2	Income before income taxes	8.4	14.0	14.5	9.6	7.0

					Annualized new sales:
$124.8	$156.9	$155.5	$104.0	$89.9	Life and AD&D	$27.7	$27.2	$10.0	$6.0	$46.7
95.3	103.1	107.7	88.4	66.0	LTD	15.5	24.7	9.0	10.0	22.3
35.6	45.1	42.6	31.2	40.6	STD	8.5	12.7	3.0	6.6	18.3
32.1	25.5	30.6	21.4	25.6	Other	10.8	5.0	7.7	2.6	10.3

$287.8	$330.6	$336.4	$245.0	$222.1	Total sales	$62.5	$69.6	$29.7	$25.2	$97.6

					Persistency (% of premiums):
84.4%	89.8%	89.8%	87.3%	85.2%	Life and AD&D
85.6	89.1	89.7	87.8	87.9	LTD
77.8	87.9	87.1	86.6	91.9	STD
77.2	78.3	76.7	74.2	79.3	Other

83.8%	88.7%	88.8%	86.7%	86.7%	Total persistency

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL DISABILITY

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$177.0	$163.3	$172.3	$176.6	$190.5	Premiums	$48.1	$48.5	$48.3	$46.7	$47.0
0.3	0.3	0.3	0.2	0.2	Administrative fees	—	—	0.1	0.1	—
49.5	52.6	52.7	53.7	52.8	Net investment income	13.1	13.3	13.2	12.9	13.4

226.8	216.2	225.3	230.5	243.5	Total revenues	61.2	61.8	61.6	59.7	60.4

					Benefits and expenses:
122.7	109.1	115.9	116.2	121.8	Benefits to policyholders	26.0	27.9	35.2	29.6	29.1
25.1	25.6	26.4	25.5	26.7	Operating expenses	6.8	7.0	7.1	6.4	6.2
47.1	45.8	48.0	47.6	47.5	Commissions and bonuses	11.1	12.1	13.1	11.4	10.9
3.2	3.4	3.6	3.9	3.9	Premium taxes	1.0	0.9	1.0	1.0	1.0
(36.1)	(35.8)	(37.1)	(37.6)	(38.1)	Deferral of acquisition costs	(8.9)	(9.0)	(11.0)	(9.6)	(8.5)
20.2	21.1	23.2	24.9	25.7	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	7.1	6.2	6.5	6.1	6.9

182.2	169.2	180.0	180.5	187.5	Total benefits and expenses	43.1	45.1	51.9	44.9	45.6

$44.6	$47.0	$45.3	$50.0	$56.0	Income before income taxes	$18.1	$16.7	$9.7	$14.8	$14.8

					Benefit ratio:
54.1%	50.5%	51.4%	50.4%	50.0%	% of total revenues	42.5%	45.1%	57.1%	49.6%	48.2%
69.3	66.8	67.3	65.8	63.9	% of total premiums	54.1	57.5	72.9	63.4	61.9

					Statistics (% of premiums):
14.2%	15.7%	15.3%	14.4%	14.0%	Operating expenses	14.1%	14.4%	14.7%	13.7%	13.2%
25.2	28.8	26.3	28.3	29.4	Income before income taxes	37.6	34.4	20.1	31.7	31.5

$23.0	$21.1	$22.2	$21.1	$21.3	Annualized new sales	$4.5	$5.2	$6.8	$5.3	$4.0

92.9%	94.8%	95.1%	95.0%	94.5%	Persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$34.7	$41.5	$8.0	$6.7	$6.9	Premiums	$2.6	$1.1	$1.4	$1.4	$3.0
114.1	121.5	119.9	118.8	124.9	Administrative fees	32.2	32.2	31.3	31.5	29.9
234.0	251.0	262.7	278.6	293.2	Net investment income	69.5	75.8	73.4	70.7	73.3

382.8	414.0	390.6	404.1	425.0	Total revenues	104.3	109.1	106.1	103.6	106.2

					Benefits and expenses:
45.4	53.4	20.3	19.7	17.7	Benefits to policyholders	4.7	3.8	3.8	4.3	5.8
140.9	153.6	156.4	167.1	172.1	Interest credited	42.8	44.1	43.3	39.0	45.7
126.9	119.0	115.2	117.4	116.5	Operating expenses	29.9	30.6	28.9	28.8	28.2
32.2	30.4	33.6	31.0	33.7	Commissions and bonuses	7.4	9.1	8.4	8.3	7.9
—	0.2	0.1	—	0.1	Premium taxes	—	0.1	—	—	—
0.1	0.1	—	—	—	Interest expense	—	—	—	—	—
(18.8)	(14.7)	(17.2)	(15.5)	(16.6)	Deferral of acquisition costs	(3.1)	(4.2)	(4.4)	(4.2)	(3.8)
					Amortization of deferred acquisition costs, value of
20.3	16.5	20.9	20.4	22.2	business acquired and other intangible assets	6.2	6.1	4.2	6.7	5.2

347.0	358.5	329.3	340.1	345.7	Total benefits and expenses	87.9	89.6	84.2	82.9	89.0

$35.8	$55.5	$61.3	$64.0	$79.3	Income before income taxes	$16.4	$19.5	$21.9	$20.7	$17.2

					Assets under administration:
$15,780.3	$15,281.7	$13,764.9	$14,855.4	$17,346.4	Retirement Plans	$17,790.6	$17,346.4	$16,516.8	$15,739.8	$15,751.9
2,390.9	2,684.2	2,975.7	3,206.4	3,378.9	Individual Annuities	3,310.9	3,378.9	3,390.1	3,307.8	3,252.1
2,588.8	2,697.3	2,691.6	2,781.5	3,056.0	Mortgage loans for other investors	3,114.0	3,056.0	2,983.4	2,899.1	2,843.6
1,093.9	1,224.5	1,001.5	849.0	913.7	Private client wealth management	913.8	913.7	897.8	885.2	888.6

$21,853.9	$21,887.7	$20,433.7	$21,692.3	$24,695.0	Total assets under administration	$25,129.3	$24,695.0	$23,788.1	$22,831.9	$22,736.2

					Annualized operating expenses:
					(% of average assets under administration)
0.65%	0.57%	0.58%	0.59%	0.52%	Retirement Plans	0.48%	0.52%	0.51%	0.53%	0.52%

					Interest credited:
					(% of investment income)
57.5%	56.5%	54.6%	53.7%	54.5%	Retirement Plans	58.5%	54.3%	55.0%	54.4%	54.1%
68.4	69.0	66.5	68.1	65.4	Individual Annuities	67.0	63.6	66.6	60.5	70.6

$398.8	$363.8	$410.3	$364.2	$387.9	Individual Annuity sales	$55.8	$81.6	$118.3	$100.1	$87.9

$718.5	$887.5	$1,007.7	$1,184.2	$1,303.1	Commercial mortgage loans originated	$245.1	$251.2	$414.1	$364.1	$273.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(13.9)	$(14.6)	$(16.7)	$(18.0)	$(18.6)	Administrative fees	$(4.8)	$(4.6)	$(4.7)	$(4.6)	$(4.7)
17.4	12.6	8.8	10.2	16.1	Net investment income	5.6	5.3	3.4	3.5	3.9
					Net capital losses:
(5.9)	(0.7)	(1.8)	(3.2)	(1.1)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	—	(0.1)	(0.4)	(0.3)	(0.3)
(21.0)	(50.9)	(5.1)	(5.5)	(14.6)	All other net capital losses	(1.1)	(2.7)	(8.3)	(2.3)	(1.3)

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Total net capital losses	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

(23.4)	(53.6)	(14.8)	(16.5)	(18.2)	Total revenues	(0.3)	(2.1)	(10.0)	(3.7)	(2.4)

					Benefits and expenses:
15.4	(4.6)	17.3	4.0	(13.9)	Operating expenses	(1.0)	0.2	(0.2)	(8.7)	(5.2)
39.1	38.8	38.9	39.9	34.4	Interest expense	8.4	8.7	8.6	8.6	8.5

54.5	34.2	56.2	43.9	20.5	Total benefits and expenses	7.4	8.9	8.4	(0.1)	3.3

$(77.9)	$(87.8)	$(71.0)	$(60.4)	$(38.7)	Loss before income taxes	$(7.7)	$(11.0)	$(18.4)	$(3.6)	$(5.7)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$6,167.3	$6,419.1	$6,769.5	$7,190.7	$7,120.5	Fixed maturity securities—available-for-sale	$7,393.5	$7,120.5	$7,015.8	$7,034.3	$7,248.7
1.1	—	—	—	—	Short-term investments	—	—	—	—	—
4,284.8	4,513.6	4,902.3	5,267.4	5,405.1	Commercial mortgage loans, net	5,383.7	5,405.1	5,510.8	5,426.2	5,320.4
93.4	153.1	92.7	95.5	65.7	Real estate, net	60.3	65.7	79.8	90.8	94.2
23.2	60.8	130.9	175.5	196.5	Other invested assets	200.2	196.5	199.9	201.7	206.9

10,569.8	11,146.6	11,895.4	12,729.1	12,787.8	Total investments	13,037.7	12,787.8	12,806.3	12,753.0	12,870.2
108.3	152.0	138.4	160.7	379.3	Cash and cash equivalents	253.0	379.3	345.4	199.7	143.3
104.4	101.9	118.8	123.0	118.2	Premiums and other receivables	118.7	118.2	123.4	126.9	121.9
108.8	110.8	111.7	109.3	106.8	Accrued investment income	107.6	106.8	108.7	109.6	112.8
935.0	938.3	949.3	972.4	988.1	Amounts recoverable from reinsurers	984.3	988.1	983.4	980.8	979.0
316.6	330.2	344.9	346.5	371.3	Deferred acquisition costs, value of business acquired and other intangible assets, net	371.3	371.3	369.5	367.2	352.4
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0
127.2	111.5	101.3	90.7	84.7	Property and equipment, net	83.8	84.7	84.4	83.8	86.9
66.7	101.7	113.9	69.3	127.9	Other assets	135.3	127.9	59.2	59.7	66.9
4,174.5	4,787.4	4,593.5	5,154.3	6,393.2	Separate account assets	6,528.3	6,393.2	6,010.0	5,629.9	5,600.1

$16,547.3	$17,816.4	$18,403.2	$19,791.3	$21,393.3	Total assets	$21,656.0	$21,393.3	$20,926.3	$20,346.6	$20,369.5

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,368.7	$5,502.3	$5,683.6	$5,843.2	$5,846.9	Future policy benefits and claims	$5,830.2	$5,846.9	$5,853.0	$5,861.3	$5,851.9
4,337.1	4,627.8	5,078.1	5,531.1	6,051.6	Other policyholder funds	6,174.5	6,051.6	5,945.1	5,759.2	5,630.8
22.2	48.9	103.0	148.1	64.7	Deferred tax liabilities, net	98.3	64.7	48.9	61.0	147.6
2.9	2.2	251.2	1.0	1.5	Short-term debt	1.7	1.5	1.2	1.1	1.1
553.2	551.9	300.9	551.4	551.9	Long-term debt	504.8	551.9	551.5	551.4	551.6
367.7	401.3	402.5	393.2	330.7	Other liabilities	290.3	330.7	399.4	405.7	398.8
4,174.5	4,787.4	4,593.5	5,154.3	6,393.2	Separate account liabilities	6,528.3	6,393.2	6,010.0	5,629.9	5,600.1

14,826.3	15,921.8	16,412.8	17,622.3	19,240.5	Total liabilities	19,428.1	19,240.5	18,809.1	18,269.6	18,181.9

					Shareholders’ equity:
220.4	158.2	82.4	89.6	68.0	Common stock	42.8	68.0	61.9	75.1	84.6
71.4	160.9	235.1	309.3	134.7	Accumulated other comprehensive income	184.9	134.7	121.7	127.3	286.1
1,429.2	1,575.5	1,672.9	1,770.1	1,950.1	Retained earnings	2,000.2	1,950.1	1,933.6	1,874.6	1,816.9

1,721.0	1,894.6	1,990.4	2,169.0	2,152.8	Total shareholders’ equity	2,227.9	2,152.8	2,117.2	2,077.0	2,187.6

$16,547.3	$17,816.4	$18,403.2	$19,791.3	$21,393.3	Total liabilities and shareholders’ equity	$21,656.0	$21,393.3	$20,926.3	$20,346.6	$20,369.5

STANCORP FINANCIAL GROUP, INC.

Cash and Investments Statistics

(Dollars in millions)

CONSOLIDATED

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$5,367.1	$5,620.7	$5,983.3	$6,222.3	$6,179.2	Public	$6,409.0	$6,179.2	$6,108.6	$6,130.1	$6,287.0
800.2	798.4	786.2	968.4	941.3	Private	984.5	941.3	907.2	904.2	961.7

6,167.3	6,419.1	6,769.5	7,190.7	7,120.5	Total fixed maturity securities—available-for-sale	7,393.5	7,120.5	7,015.8	7,034.3	7,248.7
1.1	—	—	—	—	Short-term investments	—	—	—	—	—
4,284.8	4,513.6	4,902.3	5,267.4	5,405.1	Commercial mortgage loans, net	5,383.7	5,405.1	5,510.8	5,426.2	5,320.4
93.4	153.1	92.7	95.5	65.7	Real estate, net	60.3	65.7	79.8	90.8	94.2
23.2	60.8	130.9	175.5	196.5	Other invested assets	200.2	196.5	199.9	201.7	206.9

10,569.8	11,146.6	11,895.4	12,729.1	12,787.8	Total investments	13,037.7	12,787.8	12,806.3	12,753.0	12,870.2
108.3	152.0	138.4	160.7	379.3	Cash and cash equivalents	253.0	379.3	345.4	199.7	143.3

$10,678.1	$11,298.6	$12,033.8	$12,889.8	$13,167.1	Total cash and investments	$13,290.7	$13,167.1	$13,151.7	$12,952.7	$13,013.5

					Percent of cash and investments:
57.8%	56.8%	56.3%	55.8%	54.1%	Fixed maturity securities—available-for-sale	55.6%	54.1%	53.3%	54.3%	55.7%
40.1	39.9	40.7	40.9	41.1	Commercial mortgage loans, net	40.5	41.1	41.9	41.9	40.9
0.9	1.4	0.8	0.7	0.5	Real estate, net	0.5	0.5	0.6	0.7	0.7
0.2	0.6	1.0	1.4	1.4	Other invested assets	1.5	1.4	1.6	1.6	1.6
1.0	1.3	1.2	1.2	2.9	Cash and cash equivalents	1.9	2.9	2.6	1.5	1.1

					Fixed maturity securities—available-for-sale:
104.2%	106.7%	109.0%	110.3%	104.5%	Market value as a % of amortized cost	105.5%	104.5%	105.4%	105.6%	109.6%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2014	2013
2009	2010	2011	2012	2013		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.46%	5.31%	5.08%	4.66%	4.34%	Fixed maturity securities - available-for-sale	4.18%	4.34%	4.45%	4.51%	4.58%
6.46	6.45	6.34	6.09	5.84	Commercial mortgage loans, net	5.80	5.84	5.89	5.96	6.03

					Fixed maturity securities - available-for-sale:
					Quality rating (as % of fixed maturities):
71.9%	71.8%	70.2%	66.2%	63.4%	A- or higher	62.7%	63.4%	63.8%	64.3%	65.7%
23.1	23.0	24.6	28.4	31.0	BBB- to BBB+	31.5	31.0	30.8	30.2	28.7
3.3	3.5	3.9	3.8	4.0	BB- to BB+	4.1	4.0	3.8	3.8	4.0
1.7	1.7	1.3	1.6	1.6	B+ or lower	1.7	1.6	1.6	1.7	1.6

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$17.3	$19.6	$17.1	$21.3	$15.2	Book value	$21.7	$15.2	$19.6	$12.6	$19.1
0.40%	0.43%	0.34%	0.40%	0.28%	Rates - overall %	0.40%	0.28%	0.35%	0.23%	0.35%

$33.2	$118.6	$40.3	$23.6	$20.0	Foreclosed during period	$2.9	$9.2	$1.5	$2.7	$6.6
6.2	9.3	5.1	9.8	7.4	In process of foreclosure	3.0	7.4	5.8	4.1	6.7
6.2	8.2	5.1	9.8	7.4	Included in sixty-day delinquencies	3.0	7.4	5.8	4.1	6.7
28.7	76.6	93.7	77.6	100.8	Net balance of restructured loans*	88.5	100.8	103.3	110.6	80.2

					Reserve balances:
$19.6	$36.1	$48.1	$46.6	$43.6	Commercial mortgage loans, net	$43.5	$43.6	$46.6	$46.8	$42.8

*	Amount is calculated using statutory accounting principles